UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

November 1, 2010 (November 1, 2010)
Date of Report (Date of earliest event reported)

UAN CULTURAL & CREATIVE CO., LTD.
 (Exact name of registrant as specified in its charter)

Delaware	000-15341	20-3303304
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2095 E. Big Beaver Road
Suite 200
Troy, MI 48083
Attn:  Parsh Patel
(Address of Principal Executive offices)(Zip Code)

(586) 530-5605
(Registrant's telephone number Including area code)

79 Byron Road
Weston, MA 02493
(Former name or former address, if changed since last report)

GOOD HARBOR PARTNERS ACQUISITION CORP.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02   UNREGISTERED SALES OF EQUITY SECURITIES

The Company has completed the “off-shore” private offering of its common stock, which was the subject of its Current Report on Form 8-K filed with the SEC on October 21, 2010, to investors who qualify as “Non U.S. Persons” under Regulation S of the Securities Act of 1933.  On November 1, 2010, investors acquired 25,400,000 shares of the Company’s common stock for $0.02 per share generating gross proceeds to the Company of $492,000.  The offering for 50,000,000 shares at a price of $0.02 per share has been consummated in full and has generated gross proceeds to the Company of $1,000,000.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2010	UAN CULTURAL & CREATIVE CO., LTD. (Registrant)

/s/ Parsh Patel
Parsh Patel, Chief Executive Officer